ACQUISITION	12 Months Ended
Dec. 31, 2017
ACQUISITION
ACQUISITION

3. ACQUISITION

On October 6, 2017, the Trust acquired three income-producing properties in the United States. The following table summarizes the consideration paid for the acquisition and the fair value of the assets acquired and liabilities assumed at the acquisition date:

Total

Purchase consideration:
Cash sourced from credit facility	$117,227
Cash on hand	36,752

Total cash consideration paid	$153,979

Recognized amounts of identifiable assets acquired and liabilities assumed measured at their respective fair values:
Investment properties	$154,726
Working capital	(747)

Total identifiable net assets	$153,979

From the date of acquisition, the Trust recognized revenue of $2.8 million and net income of $1.6 million related to the aforementioned acquisition. Had this acquisition occurred on January 1, 2017, the Trust would have recognized approximately $10.4 million (pro-forma) of revenue and $7.0 million (pro-forma) of net income during the year ended December 31, 2017. The Trust incurred legal and advisory costs of $0.5 million associated with the acquisition, which are included in acquisition transaction costs in the combined statements of income. The Trust incurred an additional $0.2 million of costs related to pursuing other acquisition opportunities. These costs are also included in acquisition transaction costs in the combined statements of income.